Exhibit 99.01

Table of Contents

LIXOFT

Limited Liability Company – Share capital 11.175 € 8, rue de la Renaissance – 92160 ANTONY

REPORT ON THE FINANCIAL STATEMENTS

Year ending December 31st, 2019

LIXOFT

Limited Liability Company–Share capital 11.175 € 8, rue de la Renaissance– 92160

ANTONY

REPORT ON THE FINANCIAL STATEMENTS

Year ending December 31st ,2019

To the Shareholders,

We have audited the accompanying financial statements of LIXOFT, which comprise the statement of financial position as at December 31, 2019 the profit and loss statement for the year then ended and a summary of significant accounting policies and other explanatory information.

Management is responsible for the preparation and fair presentation of these financial statements in accordance with French accounting standards, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

LIXOFT Report on the financial statements Year ending December 31st 2019

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of LIXOFT as at December 31st, 2019, and the results of its operations for the year then ended in accordance with French accounting standards.

Without no modification of the opinion expressed above, we draw your attention on the Note 1 – “Règles et méthodes comptables”, which set out the change in accounting policy during the year related to the recognition of development costs.

Paris, March 6st 2020

RSM Paris

Represented by

/s/ Benoit COUSTAUX

Benoit COUSTAUX

Partner

LIXOFT

Modelisation des medicaments

8 rue de la Renaissance

92160 ANTONY

Annual Accounts

Year ended on 31/12/2019

GMBA ESSONNE

Listed in the Order of Chartered Accountants of the Paris Region Member of the Regional Company of Auditors of Paris Independent member of WALTER FRANCE and Allinial Global International

Headquarters Social : 6 Boulevard Dubreuil - 91400 Orsay Phone : +33 (0) 1 69 07 60 18 - Fax : +33

(0) 1 69 07 50 88

E-mail: orsay@gmba.fr

SARL with a capital of 25,000 Euros - 402,685,747 RCS Evry NAF 6920 Z - VAT number: FR47402685747

www.gmba-allinial.com

Summary

1

Active Balance Sheet

ACTIVE BALANCE SHEET	From 01/01/2019 to 31/12/2019			As of 12/31/2018
	Brut	Amort. Prov.	Net	Net
Uncalled committed capital
FIXED ASSETS
Intangible assets
Establishment costs
Development costs
Concessions, patents and similar rights
Commercial funds	50,000	9,000	41,000
Other intangible assets
Advances and payments on intangible assets	648,133	–	648,133
Tangible fixed assets
Land Constructions
Technical installations, industrial equipment and tools Other tangible fixed assets
Fixed assets in progress
Advances and deposits	59,435	30,910	28,525	21,749
Financial fixed assets
Investments valued using the equity method Other investments
Receivables from securities holdings fixed for the activity in portfolio securities Other fixed Loans
Other financial assets	11,740		11,740	36,508

TOTAL I		769,309	39,910	729,399	58 ,257
CURRENT ASSETS
Stocks and work in progress
Raw materials, other supplies
Work in progress of goods - from
Production Services - In
Intermediate and finished products
Goods
Advances and deposits paid on order
Receivables
Customers and related accounts Others		885,168		885,168	469,073
Subscribed and called-up capital, not paid		779,791		779,791	175,800
Marketable securities
Own shares
Other securities
Cash instruments
Availability
Prepaid expenses		3,052,514		3,052,514	2,772,915
		22,818		22,818	50,915
TOTAL II		4,740,291		4,740,291	3,468,717
Debt issue costs to be spread	III
Bond redemption premiums	IV
Active conversion differences	V	2,747		2,747
TOTAL GENERAL (I + II + III + IV + V)		5,512,348	39,910	5,472,438	3,526,974

2

Passive Balance Sheet

PASSIVE BALANCE		From 01/01/2019	From 01/01/2018
SHEET		As of 12/31/19	As of 12/31/2018

SHAREHOLDERS’ EQUITY
Capital social or individual (including paid)	11,175	11,175	12,849
Issue, merger, contribution premium		5,688	5,688
Revaluation differences
Equivalence difference
Reserves:
- Legal
- Statutory or contractual Reservations		1,563	1,563
- Regulated
- Others
Carryover
YEAR PROFIT (Profit or loss)		744,287	855,477
Investment grants Regulated provisions		1,718,740	799,112
		660,938

TOTAL I		3,142,389	1,674,688
OTHER EQUITY
Income from the issuance of equity securities
Conditional advances
Other		80,500

TOTAL I (to)		80,500
PROVISIONS FOR RISKS AND CHARGES
Provisions for:
- Risks
- Charges
TOTAL II
LOANS AND DEBTS
Convertible bond loans
Other bond loans
- From credit institutions
Borrowings and debts:			475,000
- Miscellaneous financials		43	137
Advances and deposits received on open orders
- Suppliers and related accounts
Dets:
- Tax and social		34,923	126,059
- On fixed assets and related accounts		278,392	143,792
Other debts
Cash instruments			8,568
Prepaid income		1,936,549	1,098,731
TOTAL III		2,249,549	1,852,286
Differences conversion passive IV
TOTAL GENERAL (I + I bis + II + III + IV)		5,472,439	3,526,974

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Income statement

RESULTS	From 01/01/2019 to 12/31/2019			As of 12/31/2018
ACCOUNT	France	Exportation	Total	Total
Products operating
Sales of goods
- Goods
Production sold
- Services	134,684	2,361,772	2,496,456	1,752,826
NET SALES	134,684	2,361,772	2,496,456	1,752,826
Production:
-Stored			648,133
- Immobolized
Operating grants received				10,727
Reversals of depreciation, depreciation and provisions and transfers of charges			5,296
Other products			7,254	4,955
TOTAL I			3,157,139	1,768,508
Exploitation charges
Purchases of goods (including customs duties
Change in Stocks (goods)
Purchases of raw materials and other supplies
Change in stocks (raw materials and other supplies)
Other purchases and external charges *
Taxes and similar payments			363,314	256,381
Wages and salaries			17,923	16,347
Social charges			744,664	324,652
- Depreciation on fixed assets			307,483	124,265
- Impairment on fixed assets			13,570	5,782
Allocations to:
- Impairment of active circulating
- Provisions for risks and charges
Other expenses			58,618	79,159
TOTAL II			1,505,573	1,106,585

- Leasing fees furniture included:
* Are
- Real Estate leasing fees
RESULTAT D’EXPLOITATION (I-II)			1,651,567	661,923
Allocated profit or transferred loss	III
Loss incurred or profit transferred	IV
Financial products
Financial participation products
Products of other values securities and receivables active immobilized
Other interest and assimilated
Reversals of provisions, impairments and transfers of charges
Positive exchange differences
Net proceeds from disposals of marketable securities			-318
TOTAL V			-318
Financial expenses
Financial allocations for depreciation, impairment and provisions
Interest and similar charges			17,192	7,000
Negative exchange differences			-7
Net charges on disposals of investment securities
TOTAL VI			17,184	7,000
FINANCIAL RESULT (V - VI)			-17,502	-7,000
RESULTS Cours AVANT powerless (III + III - IV & V - VI)			1,634,065	654,923

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Income statement (Continued)

INCOME STATEMENT (CONTINUED)	As of 12/31/2019	As of 12/31/2018
Exceptional income
On management operations	85,850
On capital operations	25,000
Reversals of provisions, depreciations and transfers of charges
TOTAL VII	110 850
Extraordinary charges
On management operations
On capital transactions	162,742
Exceptional depreciation, impairment and provisions
TOTAL VIII	162,742
EXCEPTIONAL RESULTS (VII - VIII)	-51 892
Participations employees IX
Tax on the profit X	-136 567	-144,189
TOTAL PRODUCTS (I + III + V + VII)	3,267,672	1,768,508
TOTAL DES CHARGES (II + IV + VI + VIII + IX + X)	1,548,932	969,396
PROFIT OR LOSS (Total income - Total expenses)	1,718,740	799,112

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I. ACCOUNTING RULES AND METHODS

(Decree nº 83-1020 of 29-11-1983 - articles 7, 21, 24 start, 24-1, 24-2 and 24-3)

The balance sheet before allocation for the financial year ended 31/12/2019 shows a total of 5,472,438 euros.

The profit and loss account for the year, presented; in the form of a list, the total income of which is 3,267,672 euros, shows a result of 1,718,740 euros.

The financial year has a duration of 12 months, covering the period from 01/01/2019 to 31/12/2019. The notes or tables below are an integral part of the annual accounts.

The corporate accounts are drawn up in accordance with the accounting rules and principles generally accepted in France according to the provisions of the general accounting plan (ANC Regulation n ° 2014-03 on the PCG and following).

General accounting policies have been applied in accordance with the principle of prudence, in accordance with the basic assumptions:

•	faithful picture
•	comparability and continuity of operations regularity and
•	sincerity independence of fiscal years
•	The basic method used for the valuation of items entered in the accounts is the historical cost method.

Only significant information is expressed.

The tax regime for intellectual property was extended to software companies from 1 January 2019. This scheme allows to calculate a tax on corporations to 10% on the results related to each asset. The activity of Lixoft being mainly the sale of licenses for the software it creates, Lixoft decided to opt for the tax system. For this to be applicable, the software concerned by this tax regime must be activated. Excluding, Lixoft's development expenses have always been recognized as expenses. Lixoft therefore decided to opt for the benchmark method by activating these costs this year.

The impact on the 2018 income statement is 320,361 euros, according to the table below.

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	2018 according to the method of reference	2018 according to old method	Impact
Fixed assets	524,853	58,257	466,596
Current assets	3,322,482	3,468,717	-146,235
Total assets	3,847,335	3,526,974	320,361
Equity	1,995,049	1,674,688	320,361
Other equity	0	0	0
Loans and Debts	1,852,286	1,852,286	0
Total liabilities	3,847,335	3,526,974	320,361
Operating profit	1,128,519	661,923	466,596
Bottom line	-7,000	-7,000	0
Exceptional result	0	0	0
Tax	-2,046	144,189	-146,235
Net profit	1,119,473	799,112	320,361

II. FAITS MARQUANTS

The partners noted the final completion of the cancellation of the 1,674 shares at a nominal value of 1 euro, by redemption by the Company on December 27, 2019.

The company opted for the IP BOX tax system, allowing it to submit part of its profit to 10%.

III. NOTES TO THE BALANCE SHEET AND STATEMENT OF INCOME

3.1. Fixed assets

Investments (see attached table)

Depreciation (see attached table)

Intangible and tangible fixed assets are valued at their acquisition cost, after deduction of discounts, rebates and payment discounts or at their production cost. Ancillary costs are not included in the acquisition cost of fixed assets.

During the year, the company decided to activate research and development costs for a total amount of € 648,133. (see paragraph 3.6.)

During the year, the company acquired computer equipment for a total amount of 10,435 euros, and a brand for 20,000 euros and a license for 30,000 euros from INRIA.

Depreciation for depreciation is calculated using the linear method based on the useful life which corresponds to the generally accepted useful life, hence the absence of special depreciation. No component has been identified in the corporate accounts:

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At the end of the 2019 financial year, € 13,570 of depreciation was recorded, resulting from the following depreciation periods:

License and brand 5 years

General installations, fixtures, fittings 10 years linear

Office and computer equipment

3 years linear

Linear 10 year furniture

3.2. the receivables

Receivables amounted to € 1,699,518 as of December 31, 2019, and entirely less than a year, and are mainly constituted as follows:

-	Other financial assets for 11 740 euros,
-	Trade receivables for 885,168 euros,
-	Financial aid for R&D projects to be received for 620,688.

The receivables have been valued at their nominal value and are, if necessary, written down by provision to take account of the recovery difficulties to which they were likely to give rise. No provision was recorded at 12/31/2019

3.3. Equity

The share capital is made up of 11,175 1 euro shares, fully paid up. Equity evolved as follows:

Wording	2,018	+	-	2019
CAPITAL	12,849		1,674	11,175
PRIME D'EMISSION	5,688			5,688
RESERVE LEGALE	1,563			1,563
OTHER RESERVES				0
POSTPONEMENT AGAIN	855,477	799,112	910,303	744,287
allocation of profit - 799,112.38
Capital reduction: 910,302.78
RESULTS	799,112	1,718,740	799,112	1,718,740
SUBSIDIES INVESTMENT	0	660,938		660,938
TOTAL	1,674,689	3,178,790	1,711,089	3,142,391

3.4. Provisions for risks and charges (see attached table)

The financial year did not give rise to the recognition of any provision.

3.5. Debts (see attached tables)

Debts amount to € 2,249,549 and are all within one year.

3.6. Costs of Research and Development

Research and development costs were activated for € 648,133, and will be amortized over 1 year from January 1, 2020. These costs consist of 553,298 euros in payroll and 94,835 euros in other fees.

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3.7. Product operating

The company's turnover comes from 2 sources:

-	Sales of services : this is a license over a given period,
-	Sales of services : it is for advice or training.

The procedures for recognizing the related income are as follows:

-	Licensing services: turnover is recorded according to the start and end dates of use of the licenses sold. At the end of the financial year, revenue is recognized in advance for the unfinished period of the license.
-	Consulting or training services: turnover is recognized as the service is rendered.

3.8. Exceptional result

The exceptional result at 12/31/2019 was -51,892 euros compared to 0 in 2018 last year. These are mainly:

the acquisition from INRIA of software of 30,000 euros. As this version is obsolete, this amount is recognized as an expense. provisions on royalties linked to the INRIA contract for 2016 to 2018 which will not be paid and are not due.

3.9. Research tax credit

The amount of research tax credit for 2019 is 293,123 euros.

IV. OTHER SIGNIFICANT INFORMATION

4.1. Average headcount

The average workforce for the year was 11 people as for the previous year.

4.2. Latent prosecutor

The amount of deficits carried forward to the end of the financial year amounts to 520,048 euros.

4.3. Commitment in terms of retirement

The company's workforce is mainly made up of people under the age of 50 with low seniority. As a result, the retirement commitment appears to be insignificant to date: no retirement commitment has therefore been noted.

4.4. Off balance sheet commitments

There were no significant off-balance sheet commitments at the end of the financial year.

4.5. Other

BSPCE

In 2012, the company issued 625 share creator share subscription warrants (BSPCE) each giving the right to subscribe to a share with a nominal value of 1 euro at a unit price of 6.67 euros.

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The Extraordinary General Meeting on October 18, 2013 noted the lapse of these 625 warrants for the creation of shares in founders of companies.

BSA 1

The extraordinary general meeting of October 18, 2013 authorized the Chairman to issue and allocate free of charge 625 category 1 share subscription warrants (BSA 1), each giving the right to subscribe to 1 share in the company 1 euro of nominal value, to a price of 10.10 euros.

This operation would increase the capital by a maximum of 625 euros, and would be accompanied by an issue premium of a maximum of 5,687.50 euros.

The 625 BSA 1 warrants were subscribed on October 18, 2013 by the company Inria, which exercised them in 2017, which made it possible to carry out a capital increase of 625 euros, accompanied by an issue premium of 5687, 50 euros.

BCE2

The Extraordinary General Meeting dated 4 April 2016 decided to issue and allocate 1250 warrants subscription of shares creators of business (BSPCE) maximum, giving everyone the right to subscribe for 1 share of the company 1 euro of par, at a price of 66.67 euros.

Following the extraordinary general meeting of April 4, 2016, the Chairman decided to issue and allocate 625 BSPCE (BCE2) free of charge, which were subscribed the same day by the employee concerned.

The 625 BSPCE would increase the capital by 625 euros maximum, and would be accompanied by an issue premium of 40,668.75 euros.

The extraordinary general meeting of January 3, 2018 noted the lapsing of the 625 BSPCE (BCE2) not issued.

BCE3

The extraordinary general meeting on October 18, 2013 authorized the Chairman to issue and allocate free of charge 700 category 1 share subscription warrants (BCE 3), each giving the right to subscribe to 1 share of the company 1 euro of nominal value, a price at least equal to 133.33 euros.

This operation would increase the capital by 700 euros maximum, and would be accompanied by an issue premium at least equal to 92,632 euros.

The Chairman made use of the delegation of power and decided on the date of the issue of 700 BCE3 to 2 employees, which were subscribed the same day.

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State of fixed assets

FRAMEWORK A	Gross value at the start of the fiscal year	Increases
		Reassessment of the exercise	Acquisitions receivables transfers
Intangible assets
Establishment and development costs			698,133
Other intangible costs
TOTAL			698,133
Tangible fixed assets
Terrains
- On clean soil
Constructions:
- On ground of others
- General, fixtures and fittings construction facilities
Installations:
- Technologies, equipment and tools
- General, various layouts and layouts	18,752
- By transport
Material;
- From office and computer furniture	29,337		11,346
Recoverable packaging and miscellaneous
Tangible fixed assets in progress
Advances and deposits
TOTAL	48,089		11,346
Financial fixed assets
Investments valued using the equity method
Others:
- Participations
- Fixed assets
Loans and other financial fixed assets	36,508
TOTAL	36,508
GRAND TOTAL	84,597		709,479

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FRAME B	Decreases		Gross Value of real estate	Legal reassessment or appraisal. by equity method.
	Transfer	Cession	at the end of the financial year	Original value of real estate at year end
Establishment and development costs
Other intangible assets			698,133
TOTAL			698,133
Terrains
- On clean soil
Constructions:
- On ground of others
- Scales, agents and facilities, const.
Installations:
-Techniques, materials and tools
- Scales, agents and facilities, various			18,752
Material:
- By transport
- From office and computer furniture			40,683
Recoverabe and miscellaneous packaging
Investments in progress
Advances and deposits
Investments valued using the equity method
- Participations
Others
- Fixed assets
Loans and other financial fixed assets	24,768		11,740
			11,740
TOTAL	24,768		11,740
GRAND TOTAL	24,768		769,309

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Amortization Statement

FRAMEWORK A - Situations and movements of the exercise
DEPRECIABLE FIXED ASSETS	Amount at the beginning of the financial year	Augmentations	Diminutions	Amount at year end
Intangible assets
Establishment and development costs
Other intangible assets		9,000		9,000
TOTAL		9,000		9,000
Terrains
- On clean soil

Constructions:
- On ground of others
General installations, fixtures and fittings of constructions
Technical installations, equipment and industrial tools	5,795	1,875		7,670
General installations, layouts and miscellaneous fittings
Transport equipment	20,545	2,695		23,240
Office and IT equipment, furniture
Recoverable and miscellaneous packaging
TOTAL	26,340	4.570		30,910
GRAND TOTAL	26,340	13,570		39,910

BOX B - Breakdown of movements affecting the provision for special depreciation
DEPRECIABLE	Endowments			Reversals			Net movement of
FIXED ASSETS	Differential time	Decreasing mode	To death. exceptional tax	Differential time	Decreasing mode	To death. exceptional tax	depreciation the fiscal year
Intangible assets
Establishment costs and dvp.
Other real estate positions, intangible
TOTAL
Tangible fixed assets
Terrains
- On clean soil
Constructions:
- On ground of others
Inst. scabies, fixtures and fittings, constructions
Inst. technical, mat. and industrial tools
Inst. scabs, agency and various amenities
Transportation equipment
Office and IT equipment, furniture
Recovered packaging and various
TOTAL
Securities acquisition costs of participations
GRAND TOTAL
TOTAL GENERAL NOT VENTILE		TOTAL GENERAL NOT VENTILE			TOTAL GENERAL NOT VENTILE

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Statement of Claims

Receivables (a)	Gross	Liquidity of assets
		Maturities less than 1 year	Maturities over 1 year
Fixed assets
Receivables attached to equity interests Loans (1) (2)
Other financial assets	11,740		11,740
Current assets
Doubtful or litigious customers
Other trade receivables	885,168	885,168
Receivables representing securities loaned
Staff and related accounts	1,484	1,484
Social security and other social organizations
Income taxes	136,567	136,567
Value added tax	20,559	20,559
Other taxes, levies and similar payments
Divers
Group and associates (2)	494	494
Miscellaneous accounts receivable (including receivables relating to securities repurchase transactions)	620,688		620,688
Prepaid expenses	22,818	22,818
TOTAL	1,699,518	1,067,089	632,428
(1) Amount of loans granted during the year (1) Amount of refunds obtained in the course of exercise (2) Loans and advances granted to natural persons partners	494

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Statement of Debts

Debts (b)	Gross	Degree of liability due
		Maturities less than 1 year	Maturities over 1 year	Maturities over 5 years
Convertible bonds (1)
Other bond loans (1)
Loans and debts with establishments from - Up to 1 year originally
Credit (1) : - A more than 1 year in the original
Miscellaneous borrowings and financial debts (1) (2)
Accounts payable	34,923	34,923
Staff and related accounts	56,452	56,452
Social security and other social organizations	138,484	138,484
Income taxes
Value added tax	52,115	52,115
Bonded bonds
Other taxes, charges and similar	31,341	31,341
Debts on fixed assets and accounts piecing
Group and associates (2)	43	43
Other debts (including debts relating to securities repurchase transactions)
Debt representative of securities borrowed
Prepaid income	1,936,191	1,936,191
GRAND TOTAL	2,249,549	2,249,549
(1) Loans taken out during the year
(1) Loans repaid during the year	475,000
(2) Loans and debts contracted from partners who are physical persons	43

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Statement of Provisions

NATURE DES PROVISIONS	Amount at the beginning of the financial year	Increases: endowments for the year	Decreases: reversals at the end of the financial year	Amount at the end of the fiscal year

Regulated

- Reconstitution of deposits

Provisions for:

- Investments

- Rising prices Depreciation derogatory

Tax provision for establishment abroad:

- Before 01.01.1992

- After 01.01.1992

Provisions for installation loans

Other regulated provisions

TOTAL

Risks and charges

- Litigation

- Guarantees given to customers

- Futures market losses

- Fines and penalties

- Exchange losses

Provisions for:

- Pensions and obligations

- Taxes

- Renovation of immobilisations

- Major maintenance and major revisions

- Social and tax charges on leave payable

Other provisions for risks and charges

TOTAL

NATURE DES DEPRECIATIONS	Amount at the beginning of the financial year	Increases: endowments for the year	Decreases: reversals at the end of the financial year	Amount at the end of the fiscal year
Impairment - Intangible - Tangible fixed assets: Investments in associates - Securities holdings - Financial On stocks and work in progress On customer accounts Other provisions for depreciation
TOTAL
GRAND TOTAL
- Operating Of which allocations and reversals: - Financial
- Exceptional
Titles set in equivalence : Amount of the depreciation

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Products to Receive

(Article R123-189 of the Commercial Code)

PRODUCTS TO RECEIVE INCLUDED IN THE FOLLOWING BALANCE SHEET ITEMS	Fiscal year ended	Fiscal year ended
	31/12/2019	31/12/2018
Receivables attached to equity interests Other fixed assets Loans Other financial fixed assets Trade receivables and related accounts Other receivables Marketable securities Availabilities

TOTAL

Detail of Products to be Received

PRODUCTS TO RECEIVE INCLUDED IN THE FOLLOWING BALANCE SHEET ITEMS	Fiscal year ended	Fiscal year ended
	31/12/2019	31/12/2018
Receivables related to the investments Other investments Loans Other financial fixed assets Trade receivables and related accounts Other receivables Marketable securities Availabilities
TOTAL

Fees to Pay

(Article R123-189 of the Commercial Code)

EXPENSES TO PAY INCLUDED IN THE FOLLOWING BALANCE SHEET ITEMS	Fiscal year ended	Fiscal year ended
	31/12/2019	31/12/2018
Convertible bond loans Other bond loans Borrowings and debts with credit institutions Miscellaneous borrowings and financial debts
Trade payables and related accounts	22,000.00	117,941.20
Social and tax debts	88,184.72	77,380.99
Debts on fixed assets and related accounts Other
debts
TOTAL	110,184.72	195,322.19

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Details of accrued charges

EXPENSES TO PAY INCLUDED IN THE FOLLOWING	Fiscal year ended	Fiscal year ended
BALANCE SHEET ITEMS
	31/12/2019	31/12/2018
Convertible bonds
Other bond loans
Loans and debts from credit institutions
Loans and various financial debts
Trade payables and related accounts	22,000.00	117,941.20
408100 Suppliers - invoices not received	22,000.00	117,941.20
Social and tax debts	88,184.72	77,380.99
428100 Leave provisions payable	45,962.71	49,110.22
428110 Provision RTT	5,819.21	6,961.69
428120 Provision Primes	4,596.27
428600 Expense reports	73.72
438 400 Provision for social security contributions on paid holidays	15,538.52	9,517.92
438410 Provision charges sociales sur RTT	1,996.27	1,435.45
438420 Provision for charges on Premiums	1,553.85
448600 State, accrued charges	8,276.00	2,663.00
448610 Vocational training	4,221.17	3,469.00
448620 Apprenticeship tax		4,103.11
448630 Adesatt	147.00	120.60
Debts on fixed assets and accounts piecing
Other debts
TOTAL	110,184.72	195,322.19

Income and Expenses Recognized in Advance

ADVANCED PRODUCTS	Fiscal year ended	Fiscal year ended
	31/12/2019	31/12/2018
Products : - Operating - Financial - Exceptional	1,936,191	1,098,731
TOTAL	1,936,191	1,098,731

ADVANCE CHARGES	Fiscal year ended	Fiscal year ended
	31/12/2019	31/12/2018
Expense : -Operating - Financial - Exceptional	22,818	50,929
TOTAL	22,818	50,929

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